UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2020

BJ'S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

California	0-21423	33-0485615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7755 Center Avenue, Suite 300
Huntington Beach, California	92647
(Address of principal executive offices)	(Zip Code)

(714) 500-2400

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  Effective November 6, 2020, Bina Chaurasia was appointed to serve as a member of the Board of Directors of BJ's Restaurants, Inc. (the "Company"). Ms. Chaurasia will serve as a member of the Compensation Committee of the Board.

There is no understanding or arrangement between Ms. Chaurasia and any other person pursuant to which Ms. Chaurasia was appointed.

In connection with her service as a member of the Board, Ms. Chaurasia will be paid in accordance with the terms described in the section titled “Director Compensation” contained in Part III, Item 11 of the Company’s Annual Report on Form 10-K for fiscal 2019, filed with the Securities and Exchange Commission on February 25, 2020, as amended by Amendment No. 1 thereto filed on April 22, 2020, as such compensation may be amended from time to time, which description is incorporated herein by this reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the appointment of Ms. Chaurasia to the Board of Directors described in Item 5.02 above, the Board approved an increase to the number of directors from ten to eleven pursuant to Article III, Section 2 of the Company's Bylaws.

Item 8.01. Other Events.

On November 9, 2020, the Company issued a press release, which announced that Ms. Chaurasia has been appointed to the Board. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 9, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BJ'S RESTAURANTS, INC.
(Registrant)

Date: November 9, 2020	By:	/s/ GREGORY A. TROJAN
Gregory A. Trojan
Chief Executive Officer and Director